SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549


                          FORM 8-K



                      CURRENT REPORT
           Pursuant to section 13 of 15(d) of the Securities
                    Exchange Act of 1934


          Date of Report (Date of earliest event reported):
                       March 19, 1999



                   Network Six, Inc.
   (Exact name of registrant as specified in its charter)

               Commission File No. 0-21038

    Rhode Island                         05-036-6090
(State or other jurisdiction of       (I.R.S. Employer
                                      Identification No.)
  incorporation or organization)


         475 Kilvert Street, Warwick, Rhode Island  02886
  (Address of principal executive offices, including zip code)

                      (401) 732-9000
      (Registrant's telephone number, including area code)

Item 5. Other Events

           The March 19, 1999 Press Release of the Registrant attached hereto as EXHIBIT 99 is incorporated herein by reference.

Item 7 (c)    Exhibits

99   Press Release, dated March 19, 1999, of Network Six, Inc.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               Network Six, Inc.
                            -----------------------
                               (Registrant)

Date:  March 19, 1999           By: /s/ Dorothy M. Cipolla
                                        Dorothy M. Cipolla
                                      Chief Financial Officer
Network Six, Inc.
Current Report on Form 8-K
Dated March 19, 1999

Exhibit Index

Exhibit
   No.                                        Exhibits

99                   Press Release dated March 19, 1999
                                             EXHIBIT 99


FOR IMMEDIATE RELEASE
Network Six, Inc.
475 Kilvert Street
Warwick, Rhode Island 02886
401.732.9000 fax 401.732.9009
info@networksix.com
www.networksix.com

CONTACT:
Kenneth C. Kirsch, President and CEO
Or
Donna Guido, Vice President, Information Systems
March 19, 1999

NETWORK SIX ANNOUNCES
NEW HIRES AND PROMOTIONS
Network Six, Inc., of Warwick, Rhode Island, is pleased to announce the following promotions and new hires:

Elizabeth R. Cregan has joined Network Six in the position of Senior System Consultant. Ms. Cregan was most recently a Senior Manager with MAXIMUS, Inc., of McLean, Virginia, a position that she held for the past two years. In this capacity, Ms. Cregan was responsible for providing project management and overall management consulting services within the Human Services arena.
From 1992 to 1995, Ms. Cregan worked for Network Six on various human services related projects. She served as implementation manager on a majority of the engagements where she provided technical advice and oversight for the design, development, and implementation activities. Ms. Cregan received a BS degree from Rhode Island College and is a candidate for an MBA at Babson College.

Leslie Lowenstein has joined Network Six as a Marketing
Specialist. Ms. Lowenstein will be working on research for target markets and monitoring TANF, Child Support and SACWIS systems status throughout the country. Ms. Lowenstein was most recently with the American Mathematical Society. Ms.
Lowenstein received a BA degree from Brown University.

Mike Cahalan has been promoted to Senior System Consultant. Mr. Cahalan has most recently been serving as Deputy Project manager for the Rhode Island Department of Human Services support contract. He previously served as Deputy Project Manager for the Maine MACWIS project and West Virginia Oscar development project. Mr. Cahalan has also held a number of technical and managerial assignments. Mr. Cahalan holds a BS degree in Business Administration from the University of Rhode Island.

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Network Six is a full service systems integrator, providing information technology solutions that enable its customers to become more effective and efficient. Network Six's services include strategic planning, management consulting, network design, network and application implementation, training, outsourcing, maintenance and support. Network Six's stock is traded on the NASDAQ SmallCap Market under the symbol NWSS. Its website is www.networksix.com.